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[LOGO] UNUM.                                                            NEWS

- --------------------------------------------------------------------------------
DATE                            CONTACT


FOR IMMEDIATE RELEASE              MEDIA -
APRIL 26, 1995                     ROBERT E. LIBBEY
                                   (207) 770-4356

                                   ANALYSTS -
                                   KENT W. MOHNKERN
                                   (207) 770-4392

UNUM ANNOUNCES FIRST QUARTER EARNINGS
PORTLAND, Maine... UNUM Corporation (NYSE:UNM) today announced first quarter 1995 net income of $63.4 million or $0.87 per share, compared with $77.1 million or $1.02 per share in first quarter 1994. Revenues for first quarter 1995 were $955.1 million versus $875.1 million for the same quarter in 1994.

     "This quarter's results reflect unfavorable claims experience in our United Kingdom operations that adversely affected overall earnings, although both our group and individual disability businesses in the United States have shown improvement over fourth quarter 1994 operating earnings," said James F. Orr III, chairman and chief executive officer of UNUM Corporation. "We continue to make progress on several initiatives we have under way to better address today's risk environment. This quarter, annualized premium in our group long term disability line surpassed $1 billion and we are on track with our strategy to develop new products for the domestic individual disability market."

     UNUM's Disability Insurance segment reported pretax income of $50.8 million in first quarter 1995 versus $67.6 million in first quarter 1994. Premiums for first quarter 1995 were $451.0 million, compared with $397.7 million in the same quarter of 1994.

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2-2-2

     For first quarter 1995, the Special Risk Insurance segment reported pretax income of $17.0 million versus $17.7 million for first quarter 1994. Premiums for the segment were $159.2 million versus $137.6 million for first quarter 1994.

     First-quarter pretax income for the Colonial Products segment was $17.1 million in first quarter 1995, compared with $15.8 million for the corresponding period in 1994. First quarter 1995 premiums were $116.2 million versus $108.3 million in first quarter 1994.

     UNUM's Retirement Products segment reported pretax income of $6.7 million in first quarter 1995 versus $13.4 million in first quarter 1994.

     UNUM Corporation is a publicly held disability and special risk insurance holding company based in Portland, Maine. UNUM's affiliates include UNUM Life Insurance Company of America, the nation's leading provider of disability insurance and a provider of employee benefits, long term care and retirement products; First UNUM Life Insurance Company (New York state only); Commercial Life Insurance Company, a leader in special risk and professional association insurance marketing; UNUM Limited, the United Kingdom's leader in group disability insurance; Duncanson & Holt, Inc., a leading accident and health reinsurance underwriting manager; Colonial Life & Accident Insurance Company, the leader in payroll-deducted, voluntary employee benefits offered to employees at their worksites; and UNUM Japan Accident Insurance Company Limited. UNUM and its affiliates have more than 7,000 employees and have offices in the U.S., Canada, the U.K. and the Pacific Rim. UNUM Corporation assets totaled
$13.4 billion at the end of first quarter 1995.

     EDITOR'S NOTE: As of January 1, 1995, UNUM began reporting its operations in four business segments to more clearly reflect the corporation's management of its businesses and to more appropriately group its product portfolios.

###



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                        UNUM CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
         (Unaudited - dollars in millions, except per common share data)


                                                     Three Months Ended        Twelve Months Ended
                                             --------------------------    ---------------------------
                                               03/31/95       03/31/94       12/31/94      12/31/93
                                               --------       --------       --------      --------
Revenues:
  Premiums & other income:
    Disability Insurance                   $      457.0   $      402.9   $    1,716.2   $    1,547.9
    Special Risk Insurance                        169.7          149.6          607.1          559.4
    Colonial Products                             116.8          108.9          441.3          407.4
    Retirement Products                             8.8           10.4           31.4           42.5
    Corporate                                         -            0.3            0.8              -
                                           ------------    -----------   ------------   ------------
  Total premiums & other
    income                                        752.3          672.1        2,796.8        2,557.2
                                           ------------    -----------   ------------   ------------

  Investment income:
    Disability Insurance                   $       94.3    $      86.3   $      358.2   $      336.4
    Special Risk Insurance                         10.6            9.1           40.5           34.2
    Colonial Products                               9.5            7.0           30.9           29.8
    Retirement Products                            75.8           86.9          335.8          384.3
    Corporate                                       1.7            1.8            4.8            5.7
                                           ------------    -----------   ------------   ------------

  Total inv. income                               191.9          191.1          770.2          790.4
                                           ------------    -----------   ------------   ------------

  Realized inv. gains
  (losses):
    Disability Insurance                   $        8.1   $       10.5   $       42.1   $       33.4
    Special Risk Insurance                          0.2            0.1            0.2            0.6
    Colonial Products                               0.7            0.5            1.7           11.6
    Retirement Products                             1.8            0.3            2.2            3.3
    Corporate                                       0.1            0.5           (0.6)           0.5
                                           ------------    -----------   ------------   ------------

  Total realized inv.
    gains(losses)                                  10.9           11.9           45.6           49.4
                                           ------------    -----------   ------------   ------------

Total revenues                                    955.1          875.1        3,612.6        3,397.0
                                           ------------    -----------   ------------   ------------

Benefits and expenses:
    Disability Insurance                   $      508.6   $      432.1   $    2,060.3   $    1,603.6
    Special Risk Insurance                        163.5          141.1          581.9          555.3
    Colonial Products                             109.9          100.6          411.2          378.4
    Retirement Products                            79.7           84.2          327.4          375.8
    Corporate                                       8.0            6.3           33.2           23.6
                                           ------------    -----------   ------------   ------------

Total ben. & exp.                                 869.7          764.3        3,414.0        2,936.7
                                           ------------    -----------   ------------   ------------


(continued on next page)

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                        UNUM CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
         (Unaudited - dollars in millions, except per common share data)


                                                   Three Months Ended           Twelve Months Ended
                                                 ----------------------     -------------------------
                                                 03/31/95     03/31/94      12/31/94         12/31/93
                                                 --------     --------      --------         --------
Income before inc. taxes:
    Disability Insurance                   $       50.8   $       67.6   $       56.2   $      314.1
    Special Risk Insurance                         17.0           17.7           65.9           38.9
    Colonial Products                              17.1           15.8           62.7           70.4
    Retirement Products                             6.7           13.4           42.0           54.3
    Corporate                                      (6.2)          (3.7)         (28.2)         (17.4)
                                           ------------    -----------   ------------   ------------

Total income before
  income taxes                                     85.4          110.8          198.6          460.3
Income taxes                                       22.0           33.7           43.9          148.3
                                           ------------    -----------   ------------   ------------

Income before cumulative
  effects of accounting
  changes                                          63.4           77.1          154.7          312.0

Cumulative effects of
  accounting changes:
    Income taxes                                      -              -              -           20.0
    Postretirement ben.
      other than pensions,
      net of tax                                      -              -              -          (32.1)
                                           ------------    -----------   ------------   ------------

Net Income                                 $       63.4   $       77.1   $      154.7   $      299.9
                                           ------------    -----------   ------------   ------------
                                           ------------    -----------   ------------   ------------

Per common share:
  Income before cumulative
    effects of accounting
    changes                               $       0.87   $       1.02   $       2.09   $       3.96

  Cumulative effects of
    accounting changes:
     Income taxes                         $          -   $          -   $          -   $       0.25
     Postretirement ben.
       other than pensions,
       net of tax                         $          -   $          -   $          -   $      (0.40)

  Net Income                              $       0.87   $       1.02   $       2.09   $       3.81

  Book Value                              $      28.01   $      27.90   $      26.45   $      27.67

Shares out. per. end.                       72,583,638     75,567,762     72,412,528     75,981,142
Weighted avg. shares
outstanding                                 72,466,273     75,607,972     74,157,506     78,779,241


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